Exhibit 99.1

BlackRock Capital Investment Corp (BKCC)
Wells Fargo Securities Investment Thought Leadership Forum
December 6, 2017
BLACKROCK CAPITAL
I N V E S T M E N T C O R P O R AT I O N

Important Notice
These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of BlackRock Capital Investment Corporation (“BKCC,” the “Company”, “we”, “us” or “our”). The summary descriptions and other information included herein, and any other materials provided to you by the Company or its representatives, are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.
Recipients may not reproduce these materials or transmit them to third parties. These materials are not intended for distribution to or use by any person or entity in any jurisdiction or country where such distribution or use would be contrary to applicable law or regulations.
This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of the Company, including those listed in the “Risk Factors” section of our annual filings with the Securities and Exchange Commission (“SEC”). Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and BlackRock Capital Investment Corporation assumes no obligation to update or revise any such forward-looking statements.
Certain information discussed in this presentation was derived from third party sources and has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information.
The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. You should not view the past performance of the Company, or information about the market, as indicative of the Company’s future results.

BlackRock Capital Investment Corporation Overview

BlackRock Capital Investment Corporation (NASDAQ: BKCC, or "BCIC") is a publicly traded and externally-managed BDC (business development company).

- Managed by BlackRock Advisors, LLC ("Advisor"), a wholly owned indirect subsidiary of BlackRock, Inc. ("BlackRock") since March 6, 2015. BlackRock is the largest asset manager globally with approximately $6.0 trillion under management, as of September 30, 2017.
  - BlackRock's scope and scale enhances sourcing channels and provides informational advantage via company, sector and macro level insights.
- Provides middle-market companies with flexible financing solutions, including senior and junior secured and unsecured debt securities, as well as equity securities.
- Seeks and invests in opportunities which offer an attractive risk-adjusted return, while creating long-term partnerships with growing middle-market companies.
- Experienced investment team possesses strong sourcing capabilities and sponsor relationships, employs rigorous bottom-up investment analysis and possesses restructuring/M&A skill set.
  - 12+ year track record of delivering performance since our inception in 2005.
  - Evaluated approximately 4,000 investment opportunities since inception.
  - Completed investments in 181 portfolio companies since inception.
  - Approximately $4.5 billion in capital deployed to middle-market companies since inception.

Key Metrics as of September 30, 2017		Market Data as of December 4, 2017
Investment Portfolio[1]: $833.9 million	**Net Assets:** $581.5 million or $7.96 per share[2]	**Dividend Yield[3]:** 11.0%
Leverage Ratio[4]: 0.42x	**Distribution Coverage[5]:** LTM: 106%, Q3 2017: 92%	**Market Cap ($6.55 share price):** $479.3 million (0.82x book value)

Please see Notes to the Investor Presentation on page 13. Past performance is not indicative of future results.

BLACKROCK
BLACKROCK CAPITAL INVESTMENT CORPORATION™
3

BlackRock's Global Credit Platform

James Keenan
Chief Investment Officer and
Co-Head of Global Credit

Tim O'Hara
Co-Head of Global Credit

AUM[1]: $84 billion

Multi-Strategy Credit
- Credit Strategies Income
- Credit Plus

Leveraged Finance
- High Yield
- Bank Loans
- CLO Tranche Investing

Hedge Funds
- Event Driven
- Long-Short Credit

Private Credit
- Opportunistic Debt
- Middle Market Investing
- Specialty Finance

BlackRock's Research and Alternatives Partners are sourcing and information resources

120+ professionals across three regions dedicated to global credit markets


America
65+ Professionals
Europe
30+ Professionals
Asia-Pacific
25+ Professionals
London
Newport Beach
New York
Chicago
Munich
Gurgaon
Shanghai
Tokyo
Singapore
Sydney

Capital Markets & Research
- Global Capital Markets (15+)
- Global Credit Research (70+)
- BlackRock Investment Institute (40+)
- Financial Markets Advisory (150+)

Platform Specialists
- Risk & Qualitative Analysis (8+)
- Product Strategists (25+)
- BlackRock Alternative Specialists (70+)
- Business Management (9+)

Alternatives Partners
- Global Alternatives Sourcing
- BlackRock Alternative Advisors (25+)
- Private Equity Partners (60+)
- Real Assets (150+)

Source: BlackRock, As of 30 September 2017.
1. AUM is shown on a managed view basis and includes committed capital

BLACKROCK®
BLACKROCK CAPITAL INVESTMENT CORPORATION™
4

Benefits of BlackRock Platform to BCIC

BlackRock Brand and Reputation

- Independent, fiduciary client focused thought leader
- Deep relationships with borrowers, sponsors, intermediaries and capital providers
- Strong risk management culture: 200+ risk professionals independent from the investment team providing top-down and bottom-up oversight
- Innovative solutions provider for client investors and borrowers through economic cycles
- Position as a top counterparty to the Street affords access to ideas, insights and efficient financing

Differentiated Sourcing

- Dedicated US middle market sourcing team
  - 15 investment professionals dedicated to managing BCIC; on average 20+ years of experience among senior team members
- Well-established multi-channel origination network creates large sourcing funnel
- BlackRock's significant market position and relationships help expand sourcing reach with dealers and banks
  - 17 BlackRock Global Capital Markets professionals dedicated to sourcing

Information Edge

- Rigorous due diligence, disciplined credit underwriting and active portfolio monitoring for scalable and consistent performance
- Superior technology and infrastructure for portfolio management
  - Active analysis, management and oversight of company-specific and overall portfolio risks through BlackRock's RQA group
- 75+ credit research analysts provide macro, industry and single-name insight
- Vast external network (industry experts, competitors, customers, vendors, advisors)

BLACKROCK®
BLACKROCK CAPITAL INVESTMENT CORPORATION™
5

BCIC – Management Team

- **15 member investment team with senior investment professionals averaging 20+ years of experience.**
- **Significant legal, finance, operational and risk management support**

Michael Zugay* (17)
Head of US Private Capital & Chief Executive Officer, BCIC
Chairman of Investment Committee

SENIOR TEAM MEMBERS

- **Jason Mehring* (23)** – Managing Director – *Chicago*; *Vice Chairman of IC*
- **Marshall Merriman* (31)** – Managing Director – *Virginia*; *Head of Portfolio Management*
- **Aaron Kless* (17)** – Managing Director
- **Stephen Sachman* (25)** – Managing Director
- **Nik Singhal (19)** – Managing Director

DEAL TEAM MEMBERS

- **Scott Booth (17)** – Director
- **Charlie Guyton (5)** – Associate
- **Andrew Norman (3)** – Associate
- **Joseph Carvalho (9)** – Vice President
- **Nick Holderness (6)** – Associate
- **James Vena (4)** – Associate
- **Suzanne Cutler (12)** – Vice President
- **Anthony Olea (9)** – Vice President
- **Kush Kothary (4)** – Associate

DEDICATED RESOURCES

Finance & Accounting
- **Mike Pungello** (MD, Interim CFO)
- **Abby Miller** (Dir.)
- **Adam Geisler** (VP)
- **Jacky Li** (VP)

Business Management
- **Ollie Radakovic** – Director

Product Strategy
- **Justine Duffin, CFA** – Director
- **Tyler Herried** – Vice President
- **Mariel Jenkins** – Associate

Legal
- **Laurence Paredes** – Managing Director
- **Jennifer O'Neil** – Director
- **Justin Lee** – Vice President

Dedicated legal counsel thoroughly review all investment documentation and outside counsel enhances review process

RISK MANAGEMENT
200+ professionals

Kaizad Cama, a dedicated risk manager, partners with team to monitor and review risk, performance and resources needed to deliver alpha

GLOBAL CREDIT RESEARCH PLATFORM
75+ professionals

Credit research analysts globally provide fundamental research and knowledge across sectors and industries

CAPITAL MARKETS GROUP
17 professionals

Centralized capital markets presence leverages scale and breadth of platform to help maximize allocations and seeks alpha opportunities in primary markets

Source: BlackRock as of 09/30/17. ( ) Indicates years investment experience. *Investment Committee Member

BLACKROCK

BLACKROCK CAPITAL INVESTMENT CORPORATION™

6

Strategic Priorities
Key tenets of our strategy
Creating a more stable stream of Net Investment Income
• Dampen earnings volatility
• Focusing on interest earning investments
• Covering quarterly distributions with cash NII
Increasing the steady state leverage to 0.70 to 0.75x
• Permits a prudent cushion to the regulatory requirement of 1.00x
Rotating out of legacy equities and redeploying into NII enhancing assets
Income-based incentive fee completely waived from March 7, 2017 to December 31, 2018
• Helps to support the aforementioned objectives
• Long fee waiver period coupled with low net leverage ratio provides BCIC with significant flexibility in rotating certain legacy investments and disciplined new deployment
The above represents the Fund’s investment objectives. There is no guarantee that these objectives will be met.

Progress on Strategic Priorities – Legacy Portfolio
Restructuring Expertise
Designated a Head of Portfolio Management with 30+ year track record of credit/legal/restructuring expertise to focus on maximizing value for any underperforming investments
ï½ In-house resources with complex workout/restructuring experience
Rotation of Legacy Portfolio
8 equity investments exited
• Represent ~$192 mm of proceeds, at 2.7% discount to marked value
Continue to evaluate opportunities to exit the remaining legacy re-org equities
Portfolio Company Restructuring
4 portfolio companies, or ~$144 mm in current FMV restructured to right size the capital structure and facilitate the execution of business plans
1 underperforming investment with $15 mm in FMV is currently in the restructuring process

Progress on Strategic Priorities – Deployments
Under BlackRock’s management (since March 6, 2015):
Deployment focused on three core strategies
• Gordon Brothers Finance Company (a leading asset-based lender)
• BCIC Senior Loan Partners (a senior loan focused joint venture)
• Direct senior and junior capital opportunities
BCIC has deployed approximately $600 million into investments
• 98% of which are interest or dividend generating
• Approximately $135 million of investments have been realized at par or above
Approximately 50% of the investment portfolio (by FMV) now consists of investments made since the acquisition
• 100% of these investments are performing

Deployment Strategy

Three Core Channels of Opportunity

BCIC Senior Loan Partners, LLC

- Formed in June 2016; Joint venture portfolio company with Windward Investments LLC; $100 MM member capital; $200 MM leverage from Citi
- Through BCIC's investments in the joint venture portfolio company, BCIC gains exposure to a diversified pool of first lien senior secured middle market loans
- BCIC investment is $65.7 MM (as of September 30, 2017)

Gordon Brothers Finance Company

- Portfolio company which is an established asset-based lender
- Through BCIC's investments in the portfolio company, BCIC gains exposure to a diversified pool of primarily asset-backed, first lien loans
- BCIC's largest investment with ~$118 MM invested (as of September 30, 2017)

Direct Senior & Junior Capital Opportunities

- Patient and strong underwriting capabilities enable us to constantly be in the market especially during times of market dislocations
- $443 million deployed in interest bearing investments from BlackRock's acquisition of the Advisor to September 30, 2017
- Of this, ~$313 MM deployed in junior debt investments

BLACKROCK®

BLACKROCK CAPITAL INVESTMENT CORPORATION™

10

Diversified Investment Portfolio

Portfolio by Issuer[6,7]



14.1%
8.5%
7.8%
7.2%
5.9%
4.5%
4.4%
35.8%

- Gordon Brothers Finance Company
- U.S. Well Services, LLC
- BCIC Senior Loan Partners JV
- AGY Holding Corp.
- Vertellus Specialties Inc.
- Wink Holdco, Inc.
- First Boston Construction Holdings, LLC
- GSE Environmental, Inc.
- Pre-Paid Legal Services, Inc.
- Sur La Table, Inc.
- Other

Portfolio by Industry[6]



26.3%
14.7%
8.5%
8.2%
6.7%
5.9%
5.4%
5.3%
4.8%
3.8%
10.4%

- Finance
- Chemicals, Plastics, & Rubber
- Energy: Oil & Gas
- Services: Business
- Environmental Industries
- Insurance
- Retail
- Aerospace & Defense
- Healthcare & Pharmaceuticals
- Services: Consumer
- Other

Portfolio by Asset Class[6]



30.3%
29.2%
16.3%
7.2%
17.0%

- Senior Secured 1st Lien Debt
- Senior Secured 2nd Lien Debt
- Subordinated / Unsecured Debt
- Preferred Equity
- Common Equity & Other

Number of Portfolio Companies

32

Investments at Fair Market Value

$833.9M

Average Investment at Cost

$27.8M

Weighted Average Yield on Income Securities[6]

10.8%

Floating-Rate Debt Investments

74%

A significant floating-rate portfolio offers protection against rising rates

As of September 30, 2017. Please see Notes to the Presentation on page 13

BLACKROCK

BLACKROCK CAPITAL INVESTMENT CORPORATION™ 11

Debt Summary
Summary of Borrowings
During 2017:
Extended revolver maturity to 2022
Security Available Outstanding Rate Maturity
Issued $144 million 5.00% unsecured convertible notes due 2022
Reduced cost of debt by repurchasing
• $60 million of 5.50% unsecured convertible notes due 2018
• $17 million 6.60% secured notes due 2018
• $15 million L+325 term loan due 2019
Sufficient liquidity to redeem the remaining $55 million of 5.50% convertible notes in Feb 2018
($ in Millions) As of 9/30/17
Credit Facility $440 $56 L + 1.75% - 2.00% 2022 2018
Convertible Notes 55 55 5.50% 2018
2022 Convertible Notes 144 144 5.00% 2022
Total $639 $255
Debt Maturity Profile Comparison of Debt Investments and Borrowings
As of 9/30/17
Borrowings Debt Investments at FMV, Borrowings (pro forma for Feb-18 note maturity)
Percentage of Total Amount Outstanding:
Fixed Rate Securities 26.2% 78.1% 56.4%
Floating Rate Securities 73.8% 21.9% 43.6%
$200 $150 $100 $50 $0 2017 2018 2019 2020 2021 2022 Thereafter
$55 $144 $56
Credit Facility 2018 Convertible Notes 2022 Convertible Notes
BCIC is poised to benefit from rising Libor rates

Notes to the Presentation
1. Total investment portfolio excludes cash and cash equivalents.
2. Balance sheet per share data utilizes total shares outstanding at end of period.
3. Dividend yield as of a date is calculated by annualizing the most recent quarterly dividend announced preceding such date as a percentage of the closing stock price on such date.
4. Debt less available cash and receivable for investments sold, plus payable for investments purchased, unamortized debt issuance costs and legal settlement payable, if applicable.
5. Distribution Coverage for any period represents the ratio of net investment income, as adjusted, for that period to distributions declared during the same period.
6. Based on fair market value.
7. These investments were selected to depict the top ten holdings of the Company. They are non-representative of all underlying Company investments and it should not be assumed that the Company will invest in comparable investments, or that any future investments made by the Company will be successful. To the extent that these investments prove to be profitable, it should not be assumed that the Company’s investments will be profitable or will be as profitable.